AGREEMENT
                                     BETWEEN
               SHELL INTERNATIONAL EXPLORATION AND PRODUCTION B.V.
                                       AND
                                 XOX CORPORATION
                        PROVISION OF CONSULTANCY SERVICES
                 FOR THE DEVELOPMENT OF SHELL SPECIFIED MODULES

                           (CONTRACT NO. EP/MC/96680)

Contract no.  EP/MC/96680

AGREEMENT
concerning the Provision of Consultancy Services for the development of Shell Specified Modules

BETWEEN

XOX CORPORATION
(hereinafter referred to as the CONSULTANT)

AND

SHELL INTERNATIONAL EXPIRATION AND PRODUCTION B.V.
(hereinafter referred to as SIEP)

1.       DEFINITIONS

1.1      "AFFILIATE OF SIEP" means:

(a) N.V. Koninklijke Nederlancsche Petroleum Maatschappij (a Netherlands company), The "Shell" Transport and Trading Company, p.l.c. (an English company) and any company other than SIEP which is for the time being directly or indirectly affiliated with the two first-mentioned companies or either of them.

         For the purpose of this definition a particular company is:

         (i) directly affiliated with another company or companies if the latter hold/holds shares carrying fifty per cent (50%) or more of votes exercisable at a general meeting (or its equivalent) of the particular company, and

         (ii) indirectly affiliated with a company or companies (`the parent company or companies') if a series of companies can be specified, beginning with the parent company or companies and ending with the particular company, so related that each company or companies, except the parent company or companies is directly affiliated with one or more companies earlier in the series.

(b) any company which is managed or operated by a company as defined in (a) above and/or has a construction, operating or technical service agreement with SIEP and/or a company as defined under (a) above.

1.2 "AGREEMENT" shall mean this Agreement for the Provision of Consultancy Services numbered EP/MC/96680 and comprising,:

                  This six page AGREEMENT duly signed by both parties, and

                  APPENDIX A: PRO FORMA NON-DISCLOSURE UNDERTAKING, and APPENDIX B: CONTRACT SPECIFIC ITEMS, comprising:
                           B.1:  SCOPE OF SERVICES.
                           B.2: START DATE, END DATE, SCHEDULE AND MILESTONES. B.3: SCHEDULE OF PAYMENTS

1.3 "FIRST AGREEMENT" shall mean the agreement reference EP/CSA/96196 between SIEP and CONSULTANT. In the event that any clarification is required for this AGREEMENT, reference shall be made to the FIRST AGREEMENT,

1.4 "SERVICES" shall mean all consultancy and associated services to be rendered and work to be performed to complete the Scope described in Appendix B.1 and fulfil all other obligations under this AGREEMENT.

2.       SCOPE OF SERVICES

The CONSULTANT agrees to render SERVICES to SIEP according to the Contract and as further detailed in of Appendix B.1: Scope of SERVICES.

3.       TIME SCHEDULE

The CONSULTANT shall render the SERVICES during the period specified in Appendix B.2: Start Date, End Date, Schedule and Milestones.

4.       PERFORMANCE OF THE WORK

The SERVICES will be rendered at CONSULTANTS's premises.

The CONSULTANT undertakes to render the SERVICES with due diligence and care, applying all relevant knowledge and expertise he has or has access to and taking due notice of SIEP's requirements.

SIEP shall have the right, but not the obligation, at any time to examine the SERVICES during its performance.

The CONSULTANT shall not be entitled to subcontract the performance of the whole or any part of the SERVICES without the prior written consent of SIEP. The CONSULTANT shall be responsible for the acts and omissions of any subcontractors, their personnel and agents as fully as if they were acts or omissions of the CONSULTANT.

The CONSULTANT shall observe all safety regulations and measures, as well as rules of conduct and any other instructions, which are prescribed by SIEP for the duration of the AGREEMENT period.

5.       REPORTING

Upon completion of the SERVICES, the CONSULTANT shall submit a written report to SIEP in the format specified in Appendix B.1: Scope of SERVICES, or in a form acceptable to SIEP.

6.       ACCEPTANCE

Within ten (10) working days from receipt of the deliverable and the CONSULTANT's report referred to in Article 5 above, SIEP shall notify the CONSULTANT in writing whether or not it accepts the deliverable as presented. SIEP will only reject the CONSULTANT's deliverable on the ground that the CONSULTANT has not, or not properly, rendered the SERVICES, or any part thereof, referred to in Article 2 above, and by the acceptance criteria detailed n Appendix B.1: Scope of SERVICES, in which event SIEP will indicate the shortcomings. If SIEP so rejects the deliverable, the CONSULTANT shall correct, re-perform or make up for the deficient SERVICES as soon as possible and submit a new report to SIEP which will be subject to the same procedure. If SIEP does not issue the CONSULTANT with a notification within the ten (10) days period mentioned above, the deliverable will be deemed to have been accepted by SIEP.

7.       REMUNERATION AND PAYMENT

In full and final consideration of the rendering of the SERVICES and the grant of rights by the CONSULTANT to SIEP under this AGREEMENT SIEP shall pay the CONSULTANT in accordance with Appendix B.3: Schedule of Payments.

The above sum/rate is inclusive of all taxes and all expenses except only BTW(VAT) incurred by the CONSULTANT in connection with the rendering of the SERVICES. The CONSULTANT will be responsible for all taxes, levies, contributions, social security and other charges and duties imposed by any state or central or local governments or agencies thereof in connection with the SERVICES.

In the event SIEP disputes and amount invoiced, SIEP shall notify the CONSULTANT thereof within 20 days, specifying the reason thereof. SIEP shall pay the undisputed amount without delay. Upon settlement of the dispute SIEP shall promptly pay the CONSULTANT the amount agreed.

The amount(s) referred to above shall be invoiced by the CONSULTANT and the CONSULTANT's invoices adequately documented and stating the Contract Number shall be settled by SIEP in US Dollars paid into an account nominated and described by the CONSULTANT within forty-five (45) days from their receipt and acceptance by SIEP.

Each invoice shall be forwarded to: Shell International Exploration and Production B.V., Dept: EPT-CS, Volmerlaan 8, Postbus 60, 2280 AB Rijswijk, and not to any other individual or address within SIEP.

8.       WARRANTY

8.1 The CONSULTANT warrants that the SERVICES will be in accordance with the requirements of the AGREEMENT.

8.2 The CONSULTANT shall promptly upon SIEP's request to that effect and at the CONSULTANT's own expense re-perform any item of the SERVICES to the satisfaction of SIEP in the event it becomes apparent that the condition warranted by the CONSULTANT in Article 8.1 has not been met.

8.3 The CONSULTANT undertakes that after the Warranty Period of 3 months, the software deliverables from the SERVICES will be undertaken in accordance with the FIRST AGREEMENT. A maintenance agreement covering modules developed by CONSULTANT on top of XOX Shapes and used in products released within SIEP is not included. In support of the imminent internal release of SIEP software (ReconModel v1.1), CONSULTANT agrees to maintain supplied software for US$25,000. CONSULTANT and SIEP shall negotiate a full maintenance agreement by the end of March 1998. The aforementioned maintenance fee of US$25,000 can be applied towards whichever maintenance agreement is negotiated.

9.       LIABILITY

The CONSULTANT's liability for direct loss or damage (including personal injury or death) suffered by SIEP or AFFILIATES OF SIEP, or the personnel of SIEP or of the AFFILIATES OF SIEP, and caused by the CONSULTANT in connection with the rendering of SERVICES hereunder will be limited to an amount equal to the aggregate amount in accordance with the time spent on the basis of what has been stated in Article 7 above. This limit shall not apply if the loss or damage was caused by the gross negligence or wilful misconduct of CONSULTANT or CONSULTANT's personnel.

In no event will the CONSULTANT be liable to SIEP or the AFFILIATES OF SIEP for any loss of profit, loss of use, loss of business, loss of income or any indirect or consequential loss or damage suffered by SIEP or the AFFILIATES OF SIEP in connection with the CONSULTANT's rendering of SERVICES hereunder.

SIEP or the AFFILIATES OF SIEP shall not be liable for any loss or damage (including personal injury or death) suffered by the CONSULTANT or any third party (other than the AFFILIATES OF SIEP or the personnel of SIEP or of the AFFILIATES OF SIEP) in connection with the rendering of SERVICES hereunder save when and insofar as it is proven that such loss or damage was caused by the gross negligence or wilful misconduct of SIEP or the AFFILIATES OF SIEP or the personnel of SIEP or of the AFFILIATES OF SIEP acting within the normal course of its function.

The CONSULTANT undertakes to hold harmless and indemnify SIEP or the AFFILIATES OF SIEP from and against any claim, demand, action or proceedings brought or instituted against SIEP or the AFFILIATES OF SIEP by any third party (other ti an the personnel of SIEP or of the AFFILIATES OF SIEP) and based on loss or damage (including personal injury or death) caused or allegedly caused by the CONSULTANT in connection with the rendering of SERVICES hereunder. If and to the extent necessary to give effect to this AGREEMENT SIEP indemnities any third party (including the AFFILIATES OF SIEP) in respect of any liability that is by the terms of this AGREEMENT of first responsibility of the CONSULTANT and which is incurred by them the amount of such indemnity shall constitute a debt payable by the CONSULTANT to SIEP from the date of payment by SIEP.

10.      OWNERSHIP

The title to, the ownership of, the copyright in, and all other intellectual and industrial property rights in all drawings, specifications, reports, computer programs and all other documents and materials prepared by the CONSULTANT under this AGREEMENT shall vest exclusively in the CONSULTANT, except for E&P usage specifications, ownership of which shall vest exclusively in SIEP. The CONSULTANT agrees that the software developed specifically under this contract as well as the IJKSnapper module developed outside this contract shall be automatically licensed to SIEP on the same perpetual terms as apply to the FIRST AGREEMENT.

The CONSULTANT undertakes to indemnify SIEP and the AFFILIATES OF SIEP against any claim, demand, action or proceedings, brought or instituted against SIEP or any AFFILIATE OF SIEP arising out of or relating to any (alleged) infringement of any copyright, patent or any other industrial or intellectual property right of any third party resulting from or connected with the carrying out of the SERVICES by the CONSULTANT, and in accordance with the FIRST AGREEMENT.

11.      CONFIDENTIALITY

In respect of all knowledge and information disclosed to the CONSULTANT by or on behalf of SIEP or acquired in any other way by the CONSULTANT from SIEP hereunder (hereinafter collectively referred to as "Information"), the CONSULTANT undertakes that he will at all times:

a) preserve the secrecy of any Information and not disclose any information or conclusion derived from the analysis and study of said Information to any third party;

b) not use any Information for any purpose other than the rendering of SERVICES hereunder;

c) not copy any Information in material form except with the prior written consent of SIEP; and

d) forthwith return all Information in material, readable or visible form to SIEP upon SIEP's request and in any event upon the completion of the SERVICES.

         The confidentiality undertakings set forth in this Article 11 shall not extend or shall cease to extend, as the case may be, to Information which:

         i) can be shown to have been in possession of the CONSULTANT without binder of secrecy or to have formed part of public knowledge or literature at the time of the CONSULTANT's receipt thereof from SIEP;

        ii) has been received by the CONSULTANT without binder of secrecy from a third party who was free to disclose the Information and who did not disclose the Information on behalf of SIEP; or

       iii) has become part of public knowledge or literature since the CONSULTANT's receipt thereof from SIEP without breach of confidence by the CONSULTANT.

All personnel of the CONSULTANT shall execute a separate Non-Disclosure Undertaking prior to performing SERVICES or receiving any information proprietary to SIEP identical to the pro forma Non-Disclosure Undertaking attached hereto as Appendix A. Except with the prior written consent of SIEP, the CONSULTANT shall not refer in any of its publicity to the SERVICES rendered hereunder or the relationship between the CONSULTANT and SIEP or allow others to do so.

The CONSULTANT shall not copy any SIEP or third party software programs in use in SIEP except with the prior written consent of SIEP. The requirements of this
Article 11 will survive termination of the AGREEMENT.

SIEP will be free to make copies of the software shipped under this contract for its internal research purposes. In addition, SIEP will be free to make copies of the software that has been developed specifically under this contact, as well as the IJKSnapper module developed outside this contract, for SIEP's internal business purposes, and in accordance with the FIRST AGREEMENT.

12.      TERMINATION

SIEP may at any time, at its sole discretion, require the CONSULTANT to terminate the rendering of SERVICES hereunder by giving the CONSULTANT thirty
(30) days written notice to that effect. Upon such termination the parties shall consult to determine in good faith which part of the SERVICES had been rendered in accordance with this AGREEMENT prior to such termination and to agree the corresponding part of the fee referred to in Article 7 above which is due by SIEP in respect thereof.

13.      INDEPENDENT CONTRACTOR

The CONSULTANT renders the SERVICES under the AGREEMENT as an independent party and is not authorized to act as the agent or representative of SIEP or to represent that he is entitled so to act.

14.      FORCE MAJEURE

Neither party shall be liable for any failure to fulfil any provision of the AGREEMENT if and to the extent fulfilment has been interfered with, hindered, delayed or prevented by any circumstances beyond the control of the party concerned and which are not for his risk.

15.      ASSIGNMENT AND SUBCONTRACTING

The CONSULTANT shall neither assign any of its rights or obligations under this contract nor subcontract the rendering of any of the SERVICES to any third party except with the prior written consent of SIEP. SIEP may make such consent subject to the CONSULTANT's acceptance of terms and conditions additional to those set forth in this AGREEMENT.

16.      APPLICABLE LAW AND DISPUTES

Any dispute in contract or at law arising in connection with the AGREEMENT and the SERVICES performed thereunder shall be finally and exclusively settled by arbitration in Rotterdam. The Netherlands, under the rules of The Netherlands Arbitration Institute (`Nederlands Arbitrage Instituut') by a single arbitrator appointed in accordance with the said rules. The arbitral proceedings shall be conducted in the English language.

17.      COMMUNICATIONS

All notices and other communications to be sent by either party to the other party hereunder shall be sent to that party at its address as stated herebelow and either party may at any time designate different addresses to which notices, other communications and/or copies thereof are thenceforth to be sent.

SIEP                                                     CONSULTANT
----                                                     ----------
Shell International Exploration and Production B.V.      XOX Corporation
Volmerlaan 8                                             7640 West 78th Street
P.O Box 60                                               Bloomington, MN 55439
2280 AB Rijswijk                                         USA
The Netherlands
F. a. o. EPT/SG

Signed in duplicate originals, each being an original:

FOR SHELL INTERNATIONAL EXPLORATION AND                   FOR XOX CORPORATION
PRODUCTION B.V.


------------------------------------------                ---------------------
Authorized Signature:                                     Authorized Signature:


------------------------------------------                ---------------------
Name (print)                                              Name (print)


------------------------------------------                ---------------------
Title:                                                    Title:


------------------------------------------                ---------------------
Place and Date:                                           Place and Date:

                                                                      Appendix A

                      PRO FORMA NON-DISCLOSURE UNDERTAKING

The undersigned, .......................................... (hereinafter referred to as the "DECLARANT") an employee of
 ............................................................ a company incorporated under .......................... law, having its registered offices at .............................................................,(hereinafter referred to as the "CONSULTANT") hereby declares vis-a-vis SHELL INTERNATIONAL EXPLORATION AND PRODUCTION B.V., a company incorporated under Netherlands law, having its registered office at 30, Carel van Bylandtlaan, 2597 HR The Hague, the Netherlands (hereinafter referred to as "SIEP") that the DECLARANT undertakes to preserve the secrecy of certain information ("CONFIDENTIAL INFORMATION" as defined below), acquired by the DECLARANT as a result of the CONSULTANT's rendering of services to SIEP pursuant to the Agreement for the
 ............................................................. Project, contract
no.: ....................................., between the CONSULTANT and SIEP, effective date ........................................ in accordance with the provisions set forth below.


1. For the purpose of this secrecy declaration "CONFIDENTIAL INFORMATION' means any knowledge, data and information at any time disclosed as and/or labeled as "CONFIDENTIAL INFORMATION" to the DECLARANT by or on behalf of SIEP or any AFFILIATE OF SIEP (as defined below) in writing, in drawings, in computer programs or in any other way, or at any time acquired by the DECLARANT directly or indirectly from SIEP or any AFFILIATE OF SIEP, as well as all knowledge, data and information derived therefrom, to the extent that such knowledge, data and information at the time of such disclosure or acquisition is not:

      (a)   in the lawful and unrestricted possession of the DECLARANT, or

      (a)   part of public knowledge or literature.

2.    The DECLARANT undertakes that at all times he/she shall:

      (a)   preserve the secrecy of any CONFIDENTIAL INFORMATION;

      (a) not disclose to any third party any CONFIDENTIAL INFORMATION except, in each case, with SIEP's prior ,written consent in which event the DECLARANT shall require from such third party that they shall abide by stipulations on non-disclosure equivalent to those contained in this secrecy declaration;

      (a) not use any CONFIDENTIAL INFORMATION for any purpose other than the rendering of the services referred to above.

3. The undertakings under paragraph 2 above shall continue in so far and for so long as the CONFIDENTIAL INFORMATION in question has not:

      (a) become part of public knowledge of literature without breach of confidence on the part of the DECLARANT;

      (a) been disclosed to the DECLARANT (without any obligation to maintain its secrecy) by a third party (other than a AFFILIATE of SIEP or a party disclosing on behalf of SIEP or an AFFILIATE of SIEP) who could lawfully do so and who did not derive such CONFIDENTIAL INFORMATION from SIEP or any AFFILIATE of SIEP.

4. The title to, ownership of and copyright in any document or other material containing CONFIDENTIAL INFORMATION obtained by the DECLARANT from SIEP in connection with the services referred to above shall remain vested in SIEP and the DECLARANT undertakes to return all such documents and other materials to SIEP upon completion of the said services without retaining any copies thereof.

5.    "AFFILIATE OF SIEP" as used in this secrecy declaration shall mean:

      (a) N.V. Koninklijke Nederlandsche Petroleum Maatschappij (a Netherlands company), The "Shell" Transport and Trading Company, p.l.c. (an English company) and any company other than SIEP which is for the time being directly or indirectly affiliated with the two first-mentioned companies or either of them.

            For the purpose of this definition a particular company is:

            (i) directly affiliated with another company or companies if the latter hold/holds shares carrying fifty per cent (50%) or more of votes exercisable at a general meeting (or its equivalent) of the particular company, and

            (ii) indirectly affiliated with a company or companies (`the parent company or companies') if a series of companies can be specified, beginning with the parent company or companies and ending with the particular company, so related that each company or companies, except the parent company or companies, is directly affiliated with one or more companies earlier in the series.

      (b)   any company which is managed or operated by a company as defined in
            (a) above and/or has a construction, operating or technical service agreement with SIEP and/or a company as defined under (a) above.

6. This secrecy declaration shall be exclusively governed by and interpreted in accordance with Netherlands law.


Signed by the DECLARANT in duplicate as follows:


this .................... day of   ......................................., 199

(signature):

(name in block capitals):

                                                                      Appendix B


CONTRACT SPECIFIC ITEMS


B.1 SCOPE OF SERVICES


CONSULTANT will deliver five software modules and associated documentation. The software modules are:


A.    Viewer Module

B.    3D/4D Microtopology and Slicing Module

C.    3D Gridder Module

D.    Web Surface Smoother Module

E.    POSC Spatial Object Module


It is understood that these modules are of prototype quality for research purposes and their initial specification as detailed below is expected to undergo revisions before production grade versions are realized. The first such revision may follow delivery of the first prototypes (see schedule in B.2). A revision will be specified as 1) an addendum to this contract or 2) under a new contract, depending on whether the remaining time and amounts due 1) allow CONSULTANT to honour the new SIEP requirements or 2) not.


Acceptance of the software modules will be based on demonstration of functionality on suitable sample data sets defined by either CONSULTANT or SIEP (as described below) and approved by SIEP.


The software modules (executables and libraries) will be delivered for the following machines:

* SGI/UNIX : IRIX 6.2 32 bits (old 32 bits ABI)
* IBM RS/6000: AIX4.1
* PC Windows/NT4 (for dmonstration of the Viewer executable only; no libraries)

The modules are described in the following sections.


B.1.A VIEWER MODULE


This module allows a user to view the geometry, topology, and properties of geological bodies that are represented in different ways. This version of the viewer will demonstrate this by supporting two different data types: the Shapes Geom Object and the mathematical field. For both data types, the viewer should:


[*]

* Confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

The operations on the Shapes Geom that will be supported are:


[*]


B.1.B 3D/4D MICROTOPOLOGY AND SLICING MODULE


3D and 4D web geometries representing geological models in space and space-time respectively are intersected with planes that result in 2D and 3D web geometries.


In the case of 3D models:.


[*]


In the case of 4D models:


[*]


* Confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

B.I.C 3D GRIDDER MODULE


The 3D gridder project is aimed at gathering information and capturing it in a specification document what constitutes a desirable mesh for Basin Modeling and Reservoir Simulation. Amongst other issues, decisions will be made on:

[*]


Note: [*]


B.1.D WEB SURFACE SMOOTHER MODULE


The web-smoother module will be used in smoothing web surfaces created by SIEP applications and smoothing along the edges of such surfaces.


Basic functionality provided in the smoother will include smoothing out an area of a webmap based on the following kinds of constraints placed at vertices:

[*]


B.1.E POSC SPATIAL OBJECT MODULE

* Confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

[*]

The [*] effort involves:


1. [*]


2. [*]


      2.1. [*]


      2.2. [*]


      2.3. [*]


B.2   START DATE, END DATE, SCHEDULE, MILESTONES


Work on all modules is [*]. Following milestones will be realized in the course of this project:


Initial Prototype release: Modules released individually between [*], at least [*] of which will be released [*] to allow sufficient SIEP evaluation time. This release of modules will show work in progress.

* Confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

Release: All modules by [*]. This release will demonstrate functionality on acceptance data-sets evolved between SIEP and CONSULTANT.


B.3   SCHEDULE OF PAYMENTS


Payment for individual modules will be based on the following schedule, assuming a conversion rate of [*].


----------------------------- -------------------------------- ---------------------------------
Module Name                   On Delivery of [*]               On [*] Delivery and [*]
----------------------------- -------------------------------- ---------------------------------
Module A: Viewer              [*]                                [*]
----------------------------- -------------------------------- ---------------------------------
Module B: 3D/4D Slicing       [*]                                [*]
----------------------------- -------------------------------- ---------------------------------
Module C: 3D Gridder          [*]                                [*]
----------------------------- -------------------------------- ---------------------------------
Module D: Web Smoother        [*]                                [*]
----------------------------- -------------------------------- ---------------------------------
Module E: C++ & IDL API       [*]                                [*]
----------------------------- -------------------------------- ---------------------------------
Totals                        [*]                                [*]
----------------------------- -------------------------------- ---------------------------------

B.4    SPECIFIC CONDITION


B4.1 For the purposes of Article 4, paragraph 4, [*]

* Confidential portion has been omitted and filed separately with the Securities and Exchange Commission.